UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 29, 2018
(Date of earliest event reported)

Central Valley Community Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 30, 2018, Central Valley Community Bancorp’s banking subsidiary Central Valley Community Bank (the “Bank”) announced that James Kim, age 41, has been appointed as the Bank’s Executive Vice President, Chief Administrative Officer effective January 29, 2018.

Mr. Kim joins the Bank with over 15 years of bank leadership expertise most recently serving in the positions of controller, chief operations officer, chief financial officer and chief executive officer for financial institutions in the Greater Sacramento Region. He began his career working for a Big Six accountancy firm in Sacramento after receiving his MBA and BS in Accountancy from California State University, Sacramento.

In his new role, Mr. Kim will head the Bank’s Administrative Division overseeing central operations, information technology and facilities management among other executive areas of responsibility.

During his tenure as Executive Vice President, Chief Administrative Officer, Mr. Kim will receive an annual salary of $190,000 and will be eligible to participate in the Company’s Management Committee Incentive Plan for executive management. He will receive a monthly automobile allowance of $1,000, one-time moving expenses of $25,000, and a grant of restricted stock with a value of $20,000, which equates to 1,042 shares based on the closing stock price of the Company’s common stock on January 29, 2018 of $19.18.

The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Form 8-K filed on January 30, 2018, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 9.01 Exhibits

(d) Exhibits
            99.1      Press release of Central Valley Community Bancorp issued January 30, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 30, 2018	CENTRAL VALLEY COMMUNITY BANCORP By: /s/ David A. Kinross David A. Kinross Executive Vice President and Chief Financial Officer (Principal Accounting Officer)

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Central Valley Community Bancorp issued January 30, 2018